Exhibit 10.13

FedEx contract 07-0255-034

Supplemental Agreement No. 26

to

Purchase Agreement No. 3157

between

The Boeing Company

And

Federal Express Corporation

Relating to Boeing Model 777-FREIGHTER Aircraft

THIS SUPPLEMENTAL AGREEMENT No. 26 (SA-26), entered into as of the 10th day of February 2017, by and between THE BOEING COMPANY (Boeing) and FEDERAL EXPRESS CORPORATION (Customer);

W I T N E S S E T H:

A. WHEREAS, the parties entered into that certain Purchase Agreement No. 3157, dated November 7, 2006 (Purchase Agreement), relating to the purchase and sale of certain Boeing Model 777-FREIGHTER Aircraft (Aircraft);

B. WHEREAS, Customer desires to reschedule the delivery month of two (2) Block C Aircraft as shown in the table below (SA-26 Accelerated Block C Aircraft):

Aircraft Block	Existing Delivery Month of Aircraft	Revised Delivery Month of Aircraft
C	[*]	[*]
C	[*]	[*]

C. WHEREAS, Customer desires to reschedule the delivery month of four (4) Option Aircraft under Letter Agreement 6-1162-RRO-1062, Option Aircraft, to the Purchase Agreement as shown in the table below:

Existing Delivery Months of Option Aircraft	Revised Delivery Months of Option Aircraft
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

P.A. No. 3157	1	SA-26

BOEING PROPRIETARY

D. WHEREAS, Boeing and Customer desire to acknowledge that one (1) Block B [*] Aircraft having a scheduled month of delivery of [*] in accordance with the terms of Letter Agreement 6-1162-RRO-1068, Special Provision – Block B Aircraft, due to the [*] provision therein as it relates to such Block B Aircraft.

E. WHEREAS, Boeing has agreed to provide additional commercial and business considerations for the SA-26 Accelerated Block C Aircraft.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to supplement the Purchase Agreement as follows:

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase Agreement.

1.	Remove and replace, in its entirety, the “Table of Contents” with the revised Table of Contents, attached hereto, to reflect the changes made by this Supplemental Agreement No. 26.

2.	Boeing and Customer agree that upon execution of this Supplemental Agreement No. 26 (i) the SA-26 Accelerated Block C Aircraft are hereby rescheduled as described in Recital Paragraph B above and (ii) the four (4) Option Aircraft described in Recital Paragraph C above are hereby rescheduled as described herein.

3.	Remove and replace, in its entirety, “Table 1-A”, with the revised Table 1-A, attached hereto, revised to reflect the addition of one (1) Block B Aircraft having a scheduled month of delivery [*] as a firm Block B Aircraft.

4.	Remove and replace, in its entirety, “Table 1-B”, with the revised Table 1-B, attached hereto, revised to reflect the removal of one (1) Block B conditional firm Aircraft having a scheduled month of delivery [*].

5.	Remove and replace, in its entirety, “Table 1-C2”, with the revised Table 1-C2, attached hereto, revised to reflect (i) the revised delivery month and [*], Advance Payment Base Price and Advance Payment(s), subject to Paragraph 5, below, resulting from the reschedule of the SA-26 Accelerated Block C Aircraft.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

P.A. No. 3157	2	SA-26

BOEING PROPRIETARY

6.	Remove and replace, in its entirety, the Attachment to Letter Agreement 6-1162-RRO-1062, Option Aircraft, with a revised Attachment, attached hereto, to reflect the rescheduling of four (4) Option Aircraft described in Recital Paragraph C above. Boeing and Customer acknowledge and agree that the rescheduling of Option Aircraft herein is not made pursuant to paragraph [*], and accordingly, for the avoidance of doubt [*]. Boeing and Customer further agree that, (i) notwithstanding the reschedule, the Option Aircraft described in Recital Paragraph C will retain the [*].

7.	Add Letter Agreement 6-1162-LKJ-0737, Special Matters – SA-26 Accelerated Block C Aircraft, attached hereto, to reflect additional commercial and business considerations to be provided for the SA-26 Accelerated Block C Aircraft. For the avoidance of doubt, the SA-26 Accelerated Block C Aircraft also retain the commercial and business considerations applicable to Block C Aircraft.

8.	This Supplemental Agreement No. 26 to the Purchase Agreement shall not be effective unless executed and delivered by the parties on or prior to February 10, 2017.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

P.A. No. 3157	3	SA-26

BOEING PROPRIETARY

EXECUTED as of the day and year first above written.

THE BOEING COMPANY		FEDERAL EXPRESS CORPORATION

By:	/s/ L. Kirsten Jensen	By:	/s/ Phillip C. Blum

Its:	Attorney-In-Fact	Its:	VP Aircraft Acquisitions & Planning and Performance

P.A. No. 3157	4	SA-26

BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER

1.	Quantity, Model and Description
2.	Delivery Schedule
3.	Price
4.	Payment
5.	Miscellaneous

TABLE

1.	Aircraft Information Table	15
1A	Block B Firm Aircraft Information Table	26
1B	Block B Conditional Firm Aircraft Information Table	26
1C	Block C Aircraft Information Table	13
1C1	Block C Aircraft Information Table (MSN 39285)	11
1C2	Block C Aircraft Information Table	26
1D	Block D Aircraft Information Table	20

EXHIBIT

A.	Aircraft Configuration	4
A1.	Aircraft Configuration (Block B Aircraft)	4
A2.	Aircraft Configuration (Block C Aircraft except MSN 39285)	11
A3.	Aircraft Configuration (Block C Aircraft w/ MSN 39285)	11
A4.	Aircraft Configuration (Block D Aircraft)	12

B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1.	Escalation Adjustment/Airframe and Optional Features
CS1.	Customer Support Variables
EE1.	Engine Escalation/Engine Warranty and Patent Indemnity
SLP1.	Service Life Policy Components

P.A. No. 3157	5	SA-26

BOEING PROPRIETARY

LETTER AGREEMENT		SA NUMBER

3157-01	777 Spare Parts Initial Provisioning
3157-02	Demonstration Flight Waiver
6-1162-RCN-1785	Demonstrated Compliance
6-1162-RCN-1789	Option Aircraft Attachment to Letter 6-1162-RCN-1789	Exercised in SA # 4
6-1162-RCN-1790	Special Matters
6-1162-RCN-1791	Performance Guarantees	4
6-1162-RCN-1792	Liquidated Damages Non-Excusable Delay
6-1162-RCN-1793	Open Configuration Matters
6-1162-RCN-1795	AGTA Amended Articles
6-1162-RCN-1796	777 First-Look Inspection Program
6-1162-RCN-1797	Licensing and Customer Supplemental Type Certificates
6-1162-RCN-1798	777 Boeing Converted Freighter	Deleted in SA # 4
6-1162-RCN-1798 R1	777 Boeing Converted Freighter	4
6-1162-RCN-1799R1	[*]	24
6-1162-RRO-1062	Option Aircraft Attachment to Letter 6-1162-RRO-1062	26
6-1162-RRO-1065	Performance Guarantees for Block B Aircraft	4
6-1162-RRO-1066R1	Special Matters for Block B Aircraft	22
6-1162-RRO-1067	Special Matters for Option Aircraft detailed in Letter Agreement 6-1162-RRO-1062	4
6-1162-RRO-1068	Special Provision – Block B Aircraft	4
FED-PA-LA-1000790R3	Special Matters for Block C Aircraft	20
FED-PA-LA-1001683R2	Special Matters for Block D Aircraft	19
6-1162-RRO-1144R7	[*] as related to SAs #8, #13 through #16, SA # 18 through SA #20	20
6-1162-SCR-137	777F Miscellaneous Matters	20
6-1162-SCR-154	[*] Letter	22
6-1162-SCR-155	[*] Engine Hard Mount Letter	22
6-1162-SCR-186	[*], Non-Isolated Engine Mounts Letter	23
6-1162-SCR-193	[*] Matters	23

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

P.A. No. 3157	6	SA-26

BOEING PROPRIETARY

LETTER AGREEMENT		SA NUMBER

6-1162-LKJ-0726	[*] SA-24 Accelerated Block B Aircraft	24
6-1162-LKJ-0737	Special Matters – SA-26 Accelerated Block C Aircraft	26

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

P.A. No. 3157	7	SA-26

BOEING PROPRIETARY

SA
SUPPLEMENTAL AGREEMENTS	DATED AS OF:

Supplemental Agreement No. 1	May 12, 2008

Supplemental Agreement No. 2	July 14, 2008

Supplemental Agreement No. 3	December 15, 2008

Supplemental Agreement No. 4	January 9, 2009

Supplemental Agreement No. 5	January 11, 2010

Supplemental Agreement No. 6	March 17, 2010

Supplemental Agreement No. 7	March 17, 2010

Supplemental Agreement No. 8	April 30, 2010

Supplemental Agreement No. 9	June 18, 2010

Supplemental Agreement No. 10	June 18, 2010

Supplemental Agreement No. 11	August 19, 2010

Supplemental Agreement No. 12	September 3, 2010

Supplemental Agreement No. 13	August 27, 2010

Supplemental Agreement No. 14	October 25, 2010

Supplemental Agreement No. 15	October 29, 2010

Supplemental Agreement No. 16	January 31, 2011

Supplemental Agreement No. 17	February 14, 211

Supplemental Agreement No. 18	March 31, 2011

Supplemental Agreement No. 19	October 27, 2011

Supplemental Agreement No. 20	December 14, 2011

Supplemental Agreement No. 21	June 29, 2012

Supplemental Agreement No. 22	December 11, 2012

Supplemental Agreement No. 23	December 10, 2013

Supplemental Agreement No. 24	May 4, 2016

Supplemental Agreement No. 25	June 10, 2016

Supplemental Agreement No. 26	February 10, 2017

P.A. No. 3157	8	SA-26

BOEING PROPRIETARY

Table 1-A to Purchase Agreement No. 3157

Aircraft Delivery, Description, Price and Advance Payments

Block B Firm

Airframe Model/MTOW:	777-Freighter	766000 pounds

Engine Model/Thrust:	GE90-110B1L	110000 pounds

Airframe Price:		[*]

Optional Features:		[*]

Sub-Total of Airframe and Features:		[*]

Engine Price (Per Aircraft):		[*]

Aircraft Basic Price (Excluding BFE/SPE):		[*]

Buyer Furnished Equipment (BFE) Estimate:		[*]

Seller Purchased Equipment (SPE) Estimate:		[*]

Non-Refundable Deposit/Aircraft at Def Agreement:		[*]

Detail Specification: D019W007FED7F-1, Rev G dated July 25, 2012

Airframe Price Base Year/Escalation Formula:	[*]		ECI-MFG/CPI

Engine Price Base Year/Escalation Formula:	N/A		N/A

Airframe Escalation Data:

Base Year Index (ECI):		[*]

Base Year Index (CPI):		[*]

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor		Adv Payment Base	At Signing	24 Mos.	21/18/15/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)	MSN	Price Per A/P	1%	4%	5%	35%
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	5		1 SA-24 Accelerated Block B Aircraft. [*] for the SA-24 Accelerated Block B Aircraft are subject to Letter Agreement 6-1162-LKJ-0726.

NOTES:	[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

APR No. 62654, 79650	BOEING PROPRIETARY	Supplemental Agreement No. 26

Table 1-B to Purchase Agreement No. 3157

Aircraft Delivery, Description, Price and Advance Payments

Block B Conditional Firm

Airframe Model/MTOW:	777-Freighter	766000 pounds

Engine Model/Thrust:	GE90-110B1L	110000 pounds

Airframe Price:		[*]

Optional Features:		[*]

Sub-Total of Airframe and Features:		[*]

Engine Price (Per Aircraft):		[*]

Aircraft Basic Price (Excluding BFE/SPE):		[*]

Buyer Furnished Equipment (BFE) Estimate:		[*]

Seller Purchased Equipment (SPE) Estimate:		[*]

Non-Refundable Deposit/Aircraft at Def Agreemt:		[*]

Detail Specification: D019W007FED7F-1, Rev E dated August 29, 2011

Airframe Price Base Year/Escalation Formula:	[*]	ECI-MFG/CPI

Engine Price Base Year/Escalation Formula:	N/A	N/A

Airframe Escalation Data:

Base Year Index (ECI):	[*]

Base Year Index (CPI):	[*]

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor		Adv Payment Base	At Signing	24 Mos.	21/18/15/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)	MSN	Price Per A/P	1%	4%	5%	35%
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	6

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

APR 50270		Supplemental Agreement #26
	Boeing Proprietary	Page 1

Table 1-C2 To

Purchase Agreement No. PA-3157

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	777-Freighter	766000 pounds

Engine Model/Thrust:	GE90-110B1L	110100 pounds

Airframe Price:		[*]

Optional Features:		[*]

Sub-Total of Airframe and Features:		[*]

Engine Price (Per Aircraft):		[*]

Aircraft Basic Price (Excluding BFE/SPE):		[*]

Buyer Furnished Equipment (BFE) Estimate:		[*]

Seller Purchased Equipment (SPE) Estimate:		[*]

Deposit per Aircraft		[*]

Detail Specification: D019W007FED7F-1, Rev E dated August 29, 2011

Airframe Price Base Year/Escalation Formula:	[*]	ECI-MFG/CPI

Engine Price Base Year/Escalation Formula:	N/A	N/A

Airframe Escalation Data:

Base Year Index (ECI):	[*]

Base Year Index (CPI):	[*]

		Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor			Adv Payment Base	At Signing	24 Mos.	21/18/15/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)	MSN		Price Per A/P	1%	4%	5%	35%
[*]	1	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	SA-26 Accelerated Block C Aircraft	[*]	[*]	[*]	[*]	[*]
Total:	4

Notes:	1) [*]
2) [*] for the SA-26 Accelerated Block C Aircraft are subject to Letter Agreement 6-1162-LKJ-0737, Special Matters - SA 26 Accelerated Block C Aircraft

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

FED		Supplemental Agreement No. 26
	BOEING PROPRIETARY	Page 1

Attachment to

Letter 6-1162-RRO-1062

Option Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	777-Freighter	766000 pounds

Engine Model/Thrust:	GE90-110B1L	110100 pounds

Airframe Price:		[*]

Optional Features:		[*]

Sub-Total of Airframe and Features:		[*]

Engine Price (Per Aircraft):		[*]

Aircraft Basic Price (Excluding BFE/SPE):		[*]

Buyer Furnished Equipment (BFE) Estimate:		[*]

Seller Purchased Equipment (SPE) Estimate:		[*]

Deposit/Aircraft at Def Agreemt:		[*]

Detail Specification: D019W007FED7F-1 Rev E dated August 29, 2011

Airframe Price Base Year/Escalation Formula:	[*]	ECI-MFG/CPI

Engine Price Base Year/Escalation Formula:	N/A	N/A

Airframe Escalation Data:

Base Year Index (ECI):	[*]

Base Year Index (CPI):	[*]

Forecast: 2Q08

Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Escalation Factor	Escalation Estimate Adv Payment Base	Balance At Option Exercise	24 Mos.	21/18/15/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)[1]	Price Per A/P	1%	4%	5%	35%
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	11

[1]	The Escalation Factor for the Option Aircraft will be adjusted to Boeing’s then current forecasts for such elements as of the date of the amendment to the definitive agreement to add the exercised Option Aircraft as an Aircraft.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

FED		Supplemental Agreement No. 26
50271, 97697.TXT	BOEING PROPRIETARY	Page 1

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

FedEx contract # 07-0255-034

6-1162-LKJ-0737

Federal Express Corporation

3131 Democrat Road

Memphis, TN 38125

Subject:	Special Matters – SA-26 Accelerated Block C Aircraft

Reference:	(a) Purchase Agreement No. 3157 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 777-FREIGHTER aircraft (Aircraft)

(b) Letter Agreement FED-PA-LA-1000790R3, Special Matters for Block C Aircraft

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. The terms of this Letter Agreement apply to the SA-26 Accelerated Block C Aircraft as defined in Supplemental Agreement No. 26 to the Purchase Agreement (SA-26).

1. In consideration of the acceleration of the SA-26 Accelerated Block C Aircraft, Boeing will provide, in addition to the provisions of the reference (b) letter agreement, the following business considerations.

1.1 [*]

[*]

1.2 [*] ADVANCE PAYMENTS.

1.2.1 As a consequence of the acceleration of the SA-26 Accelerated Block C Aircraft, Customer will owe certain advance payments for the SA-26 Accelerated Block C Aircraft before [*] in accordance with the advance payment schedule provided in Table 1-C2 of the Purchase Agreement (Standard Advance Payment Schedule).

[*]

1.2.2 [*]

1.3 [*]

[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

6-1162-LKJ-0737	Page 1
Special Matters – SA-26 Accelerated Block C Aircraft	SA-26

BOEING PROPRIETARY

1.4 BUYER FURNISHED EQUIPMENT MATTERS.

The attachment to this letter agreement provides initial BFE on-dock dates for the SA-26 Accelerated Block C Aircraft. Subsequent updates to BFE on-doc dates will be electronically provided through My Boeing Fleet but such updated dates will be no earlier than the dates provided in the attachment to this Letter Agreement.

[*]

2.	ADVANCE PAYMENT SETOFF RIGHTS.

Customer agrees that if it defaults on any monetary obligation under the Purchase Agreement and has failed to cure such default within five (5) calendar days of receiving written notice from Boeing, then Boeing may apply any/all advance payments paid by Customer to cure, in part or in whole, any default made with respect to any Aircraft or other obligation in the Purchase Agreement. In the event that Boeing exercises such setoff rights and applies any advance payments to cure any such default by Customer with respect to an Aircraft or other obligation in the Purchase Agreement, Boeing will be entitled to require Customer to replace within ten days of written notice, the amount of advance payments applied to cure such default such that the total amount of advance payments will be restored to the aggregate amount of advance payments owed at that time by Customer.

3.	ASSIGNMENT.

The [*] and other business arrangements set forth in this Letter Agreement are [*] to Customer and in consideration of Customer taking title to the SA-26 Accelerated Block C Aircraft at the time of delivery and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

4.	CONFIDENTIAL TREATMENT.

Customer and Boeing consider certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the forgoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect hereto, and as required by law.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

6-1162-LKJ-0737	Page 2
Special Matters – SA-26 Accelerated Block C Aircraft	SA-26

BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ L. Kirsten Jensen

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	February 10, 2017

FEDERAL EXPRESS CORPORATION

By	/s/ Phillip C. Blum

Its	VP Aircraft Acquisitions & Planning and Performance

6-1162-LKJ-0737	Page 3
Special Matters – SA-26 Accelerated Block C Aircraft	SA-26

BOEING PROPRIETARY

Attachment to

Letter Agreement 6-1162-LKJ-0737

[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.